Commitments and Contingencies	6 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Commitments and Contingencies
25.	Commitments and Contingencies

Mineral Stream Interests

The following table summarizes the Company’s commitments to make per-ounce cash payments for silver, gold and palladium and per pound cash payments for cobalt to which it has the contractual right pursuant to the precious metal purchase agreements:

	Attributable Payable Production to be Purchased								Per Unit of Measurement Cash Payment [1,2]										Term of Agreement	Date of Original Contract
Mineral Stream Interests	Silver		Gold		Palladium		Cobalt		Silver		Gold		Palladium			Cobalt
San Dimas	0	% ³	50	% ³	0%		0%		n/a		$600		$	n/a		$	n/a		Life of Mine	10-May-18
Peñasquito	25%		0%		0%		0%		$4.17		n/a			n/a			n/a		Life of Mine	24-Jul-07
Salobo	0%		75%		0%		0%		n/a		$400			n/a			n/a		Life of Mine	28-Feb-13
Sudbury	0%		70%		0%		0%		n/a		$400			n/a			n/a		20 years	28-Feb-13
Antamina	33.75%		0%		0%		0%		variable	[4]	n/a			n/a			n/a		Life of Mine	3-Nov-15
Constancia	100%		50	% [5]	0%		0%		$5.90	[6]	$400	[6]		n/a			n/a		Life of Mine	8-Aug-12
Stillwater	0%		100%		4.5	% [7]	0%		n/a		variable	[8]		variable	[8]		n/a		Life of Mine	16-Jul-18
Voisey’s Bay	0%		0%		0%		42.4	% [9]	n/a		n/a			n/a			variable	[10]	Life of Mine	11-Jun-18
Other
Los Filos	100%		0%		0%		0%		$4.34		n/a			n/a			n/a		25 years	15-Oct-04
Zinkgruvan	100%		0%		0%		0%		$4.34		n/a			n/a			n/a		Life of Mine	8-Dec-04
Yauliyacu	100	% ¹¹	0%		0%		0%		$8.85	¹²	n/a			n/a			n/a		Life of Mine	23-Mar-06
Stratoni	100%		0%		0%		0%		$6.77	¹³	n/a			n/a			n/a		Life of Mine	23-Apr-07
Minto	100%		100	% [14]	0%		0%		$4.18		$322	[15]		n/a			n/a		Life of Mine	20-Nov-08
Neves-Corvo	100%		0%		0%		0%		$4.26		n/a			n/a			n/a		50 years	5-Jun-07
Aljustrel	100	% [16]	0%		0%		0%		variable	[17]	n/a			n/a			n/a		50 years	5-Jun-07
Keno Hill	25%		0%		0%		0%		variable	[18]	n/a			n/a			n/a		Life of Mine	2-Oct-08
Pascua-Lama	25%		0%		0%		0%		$3.90		n/a			n/a			n/a		Life of Mine	8-Sep-09
Rosemont	100%		100%		0%		0%		$3.90		$450			n/a			n/a		Life of Mine	10-Feb-10
Loma de La Plata	12.5%		0%		0%		0%		$4.00		n/a			n/a			n/a		Life of Mine	n/a	[19]
777	100%		50%		0%		0%		$6.14	[6]	$416	[6]		n/a			n/a		Life of Mine	8-Aug-12
Early Deposit
Toroparu	50%		10%		0%		0%		$3.90		$400			n/a			n/a		Life of Mine	11-Nov-13
Cotabambas	100	% [20]	25	% [20]	0%		0%		$5.90		$450			n/a			n/a		Life of Mine	21-Mar-16
Kutcho	100	% ²¹	100	% ²¹	0%		0%		variable	²²	variable	²²		n/a			n/a		Life of Mine	12-Dec-17

1)	Subject to an annual inflationary adjustment with the exception of Loma de La Plata and Sudbury.
2)

All amounts are measured on a per ounce basis with the exception of cobalt which is measured on a per pound basis. Should the prevailing market price for the applicable metal be lower than this amount, the per ounce or per pound cash payment will be reduced to the prevailing market price, with the exception of Yauliyacu where the per ounce cash payment will not be reduced below $4.35 per ounce, subject to an annual inflationary factor.

3)

Under the terms of the San Dimas precious metal purchase agreement, the Company is entitled to an amount equal to 25% of the payable gold production plus an additional amount of gold equal to 25% of the payable silver production converted to gold at a fixed gold to silver exchange ratio of 70:1 from the San Dimas mine. If the average gold to silver price ratio decreases to less than 50:1 or increases to more than 90:1 for a period of 6 months or more, then the “70” shall be revised to “50” or “90”, as the case may be, until such time as the average gold to silver price ratio is between 50:1 to 90:1 for a period of 6 months or more in which event the “70” shall be reinstated.

4)	The Company is committed to pay Glencore 20% of the spot price of silver for each ounce of silver delivered under the Antamina silver purchase agreement.
5)	Gold recoveries will be set at 55% for the Constancia deposit and 70% for the Pampacancha deposit until 265,000 ounces of gold have been delivered to the Company.
6)	Subject to an increase to $9.90 per ounce of silver and $550 per ounce of gold after the initial 40-year term.
7)

The Company is committed to purchase 4.5% of Stillwater palladium production until 375,000 ounces are delivered to the Company, thereafter 2.25% of Stillwater palladium production until 550,000 ounces are delivered to the Company and 1% of Stillwater palladium production thereafter for life of mine.

8)

The Company is committed to pay Sabanye 18% of the spot price of gold and palladium for each ounce of gold and palladium delivered under the Stillwater precious metal purchase agreement until such time as the upfront cash payment is reduced to $NIL and 22% of the spot price thereafter.

9)	Once the Company has received 31 million pounds of cobalt, the Company’s attributable cobalt production to be purchased will be reduced to 21.2%.
10)

The Company is committed to pay Vale 18% of the spot price of cobalt per pound of cobalt delivered under the agreement until such time as the upfront cash payment is reduced to $NIL, and 22% of the spot price thereafter.

11)	Wheaton is committed to purchase from Glencore a per annum amount equal to the first 1.5 million ounces of payable silver produced at Yauliyacu and 50% of any excess.
12)

Should the market price of silver exceed $20 per ounce, in addition to the $8.85 per ounce, the Company is committed to pay Glencore an additional amount for each ounce of silver delivered equal to 50% of the excess, to a maximum of $10 per ounce, such that when the market price of silver is $40 or above, the Company will pay Glencore $18.85 per ounce of silver delivered.

13)

In October 2015, in order to incentivize additional exploration and potentially extend the limited remaining mine life of Stratoni, Wheaton and Eldorado Gold agreed to modify the Stratoni silver purchase agreement. The primary modification is to increase the production price per ounce of silver delivered to Wheaton over the current fixed price by one of the following amounts: (i) $2.50 per ounce of silver delivered if 10,000 meters of drilling is completed outside of the existing ore body and within Wheaton’s defined area of interest (“Expansion Drilling”); (ii) $5.00 per ounce of silver delivered if 20,000 meters of Expansion Drilling is completed; and (iii) $7.00 per ounce of silver delivered if 30,000 meters of Expansion Drilling is completed. Drilling in all three cases must be completed by December 31, 2020, in order for the agreed upon increase in production price to be initiated. The figures in the above table reflect the fact that Eldorado completed 10,000 meters of Expansion Drilling in July 2018.

14)	The Company is committed to acquire 100% of the first 30,000 ounces of gold produced per annum and 50% thereafter.
15)	The production payment per ounce of gold delivered to Wheaton is to be increased over the current fixed price in periods where the market price of copper is lower than $2.50 per pound.
16)	Wheaton only has the rights to silver contained in concentrate containing less than 15% copper at the Aljustrel mine.
17)

During the second quarter of 2018, the Company agreed to amend the precious metal purchase agreement with Almina to increase the production payments to 50% of the amount received under the respective concentrate sales contracts and to fix silver payable rates for a period of two years and limit rate decreases thereafter.

18)	The production payment related to the Keno Hill silver interest is a function of the silver head grade and silver spot price in the month in which the silver is produced.
19)	Terms of the agreement not yet finalized.
20)

Once 90 million silver equivalent ounces attributable to Wheaton have been produced, the attributable production to be purchased will decrease to 66.67% of silver production and 16.67% of gold production for the life of mine.

21)	Once 51,000 ounces of gold and 5.6 million ounces of silver have been delivered to Wheaton, the stream will decrease to 66.67% of silver and gold production for the life of mine.
22)	The Company is committed to pay Kutcho 20% of the spot price of silver and gold for each ounce of silver and gold delivered under the Kutcho Early Deposit Agreement.

Other Contractual Obligations and Contingencies

	Obligations With Scheduled Payment Dates
(in thousands)	2018	2019 - 2021	2022 - 2023	After 2023	Sub-Total	Other Commitments	Total
Bank debt [1]	$—	$—	$956,500	$—	$956,500	$—	$956,500
Interest [2]	17,558	122,593	47,466	—	187,617	—	187,617
Mineral stream interest payments [3]
Rosemont [4]	—	—	—	—	—	231,150	231,150
Loma de La Plata	—	—	—	—	—	32,400	32,400
Toroparu	—	—	—	—	—	138,000	138,000
Cotabambas	750	4,500	2,500	—	7,750	126,000	133,750
Kutcho	3,500	—	—	—	3,500	58,000	61,500
Stillwater [5]	502,500	—	—	—	502,500	—	502,500
Operating leases	634	3,262	1,728	1,148	6,772	—	6,772

Total contractual obligations	$524,942	$130,355	$1,008,194	$1,148	$1,664,639	$585,550	$2,250,189

1)	At June 30, 2018, the Company had $957 million drawn and outstanding on the Revolving Facility.
2)

As the applicable interest rates are floating in nature, the interest charges are estimated based on market-based forward interest rate curves at the end of the reporting period combined with the assumption that the principal balance outstanding at June 30, 2018 does not change until the debt maturity date.

3)	Does not reflect the contingent payment due related to the Salobo gold purchase agreement (see the Salobo section on the following page).
4)	Includes contingent transaction costs of $1 million.
5)	Includes contingent transaction costs of $3 million

Rosemont

In connection with the Rosemont precious metal purchase agreement, the Company is committed to pay Hudbay total upfront cash payments of $230 million on an installment basis to partially fund construction of the Rosemont mine once certain milestones are achieved, including the receipt of key permits and securing the necessary financing to complete construction of the mine.

Loma de La Plata

In connection with the Loma de La Plata precious metal purchase agreement, the Company is committed to pay Pan American Silver Corp. (“Pan American”) total upfront cash payments of $32 million following the satisfaction of certain conditions, including Pan American receiving all necessary permits to proceed with the mine construction.

Toroparu

In connection with the Toroparu Early Deposit Agreement, the Company is committed to pay Sandspring an additional $138 million, payable on an installment basis to partially fund construction of the mine. Following the delivery of certain feasibility documentation or after December 31, 2018 if the feasibility documentation has not been delivered to Wheaton by such date, Wheaton may elect not to proceed with the agreement or not pay the balance of the upfront consideration and reduce the gold stream percentage from 10% to 0.909% and the silver stream percentage from 50% to nil. If Wheaton elects to terminate, Wheaton will be entitled to a return of the amounts advanced less $2 million which is non-refundable on the occurrence of certain events. If Wheaton elects to reduce the streams, Sandspring may return the amount of the deposit already advanced less $2 million to Wheaton and terminate the agreement.

Cotabambas

In connection with the Cotabambas Early Deposit Agreement, the Company is committed to pay Panoro a total cash consideration of $140 million, of which $6 million has been paid to date. Once certain conditions have been met, the Company will advance an additional $8 million to Panoro, spread over up to seven years. Following the delivery of a bankable definitive feasibility study, environmental study and impact assessment, and other related documents (collectively, the “Cotabambas Feasibility Documentation”), and receipt of permits and construction commencing, the Company may then advance the remaining deposit or elect to terminate the Cotabambas Early Deposit Agreement. If the Company elects to terminate, the Company will be entitled to a return of the portion of the amounts advanced less $2 million payable upon certain triggering events occurring. Until January 1, 2020, Panoro has a one-time option to repurchase 50% of the precious metal stream on a change of control for an amount based on a calculated rate of return for the Company.

Kutcho

In connection with the Kutcho Early Deposit Agreement, the Company is committed to pay Kutcho a total cash consideration of $65 million, of which $3.5 million has been paid to date. Once certain conditions have been met, the Company will advance an additional $3.5 million to Kutcho. The remaining $58 million will be advanced on an installment basis to partially fund construction of the mine once certain conditions have been satisfied.

The Company will be required to make an additional payment to Kutcho, of up to $20 million, if processing throughput is increased to 4,500 tonnes per day or more within 5 years of attaining commercial production.

Salobo

The Salobo mine currently has a mill throughput capacity of 24 million tonnes per annum (“Mtpa”). If actual throughput is expanded above 28 Mtpa within a predetermined period, and depending on the grade of material processed, Wheaton will be required to make an additional payment to Vale based on a set fee schedule ranging from $113 million if throughput is expanded beyond 28 Mtpa by January 1, 2036, up to $953 million if throughput is expanded beyond 40 Mtpa by January 1, 2021.

Stillwater

On July 25, 2018, in connection with the Stillwater precious metal purchase agreement (Note 27), the Company paid to Sibanye a total upfront cash payment of $500 million.

Taxes

2013 Taxation Year: Domestic

On July 24, 2018, the Company received a Notice of Reassessment for the 2013 taxation year (“the 2013 Domestic Reassessment”) in which the Canada Revenue Agency (“CRA”) is seeking to change the timing of the deduction of upfront payments with respect to the Company’s PMPAs in respect of Canadian mining assets, so that the cost of precious metal acquired under these Canadian PMPAs is equal to the cash cost paid on delivery plus an amortized amount of the upfront payment determined on a units-of-production basis over the estimated recoverable reserves, and where applicable, resources and exploration potential at the respective mine. The Company’s position, as reflected in its filed Canadian income tax returns, is that the cost of the precious metal acquired under the Canadian PMPAs is equal to the market value while a deposit is outstanding, and the cash cost thereafter, as provided for in the PMPAs.

Management believes the Company’s position is the correct one, and that it has filed its tax returns and paid applicable taxes in compliance with Canadian tax law. Wheaton intends to file a notice of objection within the 90-day period required under the Income Tax Act (Canada) (the “Act”) challenging the 2013 Domestic Reassessment. Even if the Company is unsuccessful in defending its position, it would not result in any additional tax for the 2013 taxation year after applying non-capital losses carried back from subsequent taxation years. However, interest and penalties of approximately $0.7 million (Cdn$0.9 million) remain owing (calculated to the date of the 2013 Domestic Reassessment), 50% of which must be paid in order to object to the 2013 Domestic Reassessment.

The CRA is conducting a domestic audit for the 2014 and 2015 taxation years. The 2016 and 2017 taxation years remain open to a domestic audit. If CRA were to reassess the Company’s Canadian PMPAs for the 2014-2017 taxation years on the same basis as CRA has reassessed the Company in the 2013 Domestic Reassessment, the Company estimates that it would not result in a material amount of additional tax, interest, and penalties.

2005 – 2010 Taxation Years: Canada Revenue Agency Dispute

On September 24, 2015, the Company received Notices of Reassessment (the “Reassessments”) from the CRA totaling $268 million (Cdn$353 million) for federal and provincial tax, transfer pricing penalties, interest and other penalties for the 2005-2010 taxation years. The CRA’s position in the Reassessments is that the transfer pricing provisions of the Act relating to income earned by the Company’s foreign subsidiaries outside of Canada should apply such that the income of Wheaton subject to tax in Canada should be increased by an amount equal to substantially all of the income earned outside of Canada by the Company’s foreign subsidiaries for the 2005-2010 taxation years. Management believes that the Company has filed its tax returns and paid applicable taxes in compliance with Canadian tax law, and as a result no amounts have been recorded for any potential liability arising from this matter. Wheaton is vigorously defending its tax filing positions.

On January 8, 2016, the Company commenced an appeal in the Tax Court of Canada. The Company was required to make a deposit of 50% of the reassessed amounts of tax, interest and penalties. Instead of making this deposit in cash, on March 15, 2016, the Company posted security in the form of a letter of guarantee in the amount of $146 million (Cdn$192 million), which included interest accrued to March 2016 plus estimated interest for the following year. In March 2017 and 2018, additional letters of guarantee in the amounts of $8 million (Cdn$11 million) and $8 million (Cdn$10 million), respectively, were delivered to the CRA as security for additional estimated interest for the respective following year. The Company is currently in the discovery phase of the appeal, with a trial scheduled to commence mid-September 2019 for a two month period.

2011 – 2015 Taxation Years: Audit of International Transactions

The CRA has also commenced an audit of the Company’s international transactions covering the 2011-2015 taxation years, which is currently ongoing. The Company has not received any proposal or notices of reassessment for the 2011-2015 taxation years in connection with this audit.

For ease of reference, the following provides an overview of the current status of CRA matters relating to income earned by the Company’s foreign subsidiaries outside of Canada:

Taxation Years	CRA Position/Status	Potential Income Inclusion	Potential Income Tax Payable (1)	Payments Made	Timing
2005-2010	Transfer pricing provisions of the Act should apply such that Wheaton’s income subject to tax in Canada should be increased by an amount equal to substantially all of the income earned outside of Canada by Wheaton’s foreign subsidiaries.	CRA has reassessed Wheaton and is seeking to increase Wheaton’s income subject to tax in Canada by Cdn$715 million.	CRA has reassessed Wheaton and is seeking to impose income tax of $153 million (Cdn$201 million).(2),(3)	Wheaton has posted security in the form of letters of guarantee totaling $162 million (Cdn$213 million) reflecting 50% of all assessed tax, penalties and interest accrued to March 15, 2019.(3),(4)	An appeal in the Tax Court of Canada commenced January 8, 2016. Trial scheduled to commence mid-September 2019 for a two month period.

2011-2015	CRA commenced an audit of 2011-2015 taxation years. CRA has not issued a proposal or reassessment.	If CRA were to reassess on a similar basis as 2005-2010 taxation years, the Company estimates CRA would seek to increase Wheaton’s income subject to tax in Canada by approximately $1.9 billion.(5), (8)	If CRA were to reassess on a similar basis as 2005-2010 taxation years, the Company estimates CRA would seek to impose income tax of approximately $384 million (Cdn$505 million).(5), (6), (8)	N/A	Time to complete CRA audit unknown.

2016-2017	Remains open to audit by CRA.	If CRA were to audit and then reassess on a similar basis as 2005-2010 taxation years, the Company estimates CRA would seek to increase Wheaton’s income subject to tax in Canada by approximately $580 million.(5), (8)	If CRA were to reassess on a similar basis as 2005-2010 taxation years, the Company estimates CRA would seek to impose income tax of approximately $149 million (Cdn$197 million).(5),(7),(8)	N/A	N/A

1)

For the taxation years ended after December 31, 2010, the Company files its Canadian tax returns in US dollars. However, taxes payable, if any, are payable in Canadian dollars based on the exchange rate applicable on the original payment due date. As a result, the US dollar amounts reflected in the table above are subject to fluctuations in the value of the Canadian dollar relative to the US dollar. Canadian dollar amounts in this table have been converted to US dollars at the exchange rate applicable at the balance sheet date as quoted by the Bank of Canada.

2)

For the 2005-2010 taxation years, transfer pricing penalties of $54 million (Cdn$72 million) and interest and other penalties of $61 million (Cdn$81 million) were also assessed by the CRA. The total reassessment issued on September 24, 2015 was $268 million (Cdn$353 million). Additional interest accruing to December 31, 2017 on the total amount reassessed is estimated at $34 million (Cdn$45 million) for the 2005-2010 taxation years.

3)

As a consequence of the CRA’s reassessment of the 2005-2010 taxation years and the 2013 Domestic Reassessment, CRA reassessed the 2011 and 2012 taxation years to amend the non-capital losses available to offset the taxable income of $12 million and $14 million, respectively. As a result of the 2013 Domestic Reassessment, additional tax, interest, and penalties of about $1.6 million (Cdn$2.2 million) was owing for the 2011 and 2012 taxation years. The Company will be filing Notices of Objection with respect to these reassessments and accordingly, the Company will be required to pay 50% of the additional amounts owing. These reassessments do not relate to the CRA international audit of the 2011-2015 taxation years.

4)	Estimates of interest given as of the date stated. Interest accrues until payment date.
5)

The estimates of income inclusion and tax payable are computed on the basis that the cost of precious metal acquired under the PMPAs is equal to the cash cost plus an amortized amount of the up-front payment and without taking into account any available Canadian non-capital losses.

6)

If CRA were to reassess the 2011-2015 taxation years and continue to apply transfer pricing penalties, management estimates that transfer pricing penalties of approximately $187 million and interest (calculated to December 31, 2017) and other penalties of approximately $110 million (Cdn$145 million) may be applicable for the 2011-2015 taxation years.

7)

If CRA were to reassess the 2016-2017 taxation years and continue to apply transfer pricing penalties, management estimates that transfer pricing penalties of approximately $58 million and interest (calculated to December 31, 2017) and other penalties of approximately $9 million (Cdn$12 million) may be applicable for the 2016-2017 taxation years.

8)

If the cost of precious metal acquired under the PMPAs is equal to the market value of precious metal while the deposit is outstanding (where applicable to an agreement), and the cash cost thereafter, the estimated amounts for the 2011 – 2015 taxation years would be as follows: (i) income inclusion of $1.6 billion; (ii) tax payable of $331 million (Cdn$435 million); (iii) transfer pricing penalties (if applied) of $161 million; and (iv) interest and other penalties of $93 million (Cdn$123 million). On this basis, the estimated amounts for the 2016 – 2017 taxation years would be as follows: (i) income inclusion of $260 million; (ii) tax payable of $68 million (Cdn$89 million); (iii) transfer pricing penalties (if applied) of $26 million; and (iv) interest and other penalties of $4 million (Cdn$6 million).

U.S. Shareholder Class Action

During July 2015, after the Company disclosed that the CRA was proposing that they would issue the Reassessments, two putative securities class action lawsuits were filed against the Company in the U.S. District Court for the Central District of California in connection with the Proposal (the “Complaints”).

On October 19, 2015, the Complaints were consolidated into one action, In re Silver Wheaton Securities Litigation, as against the Company, Randy Smallwood, President & Chief Executive Officer, Gary Brown, Senior Vice President & Chief Financial Officer and Peter Barnes, former Chief Executive Officer (together the “Defendants”) and a lead plaintiff (the “Plaintiff”) was selected. The Plaintiff filed a consolidated amended complaint in December 2015, and then filed a second amended complaint in April 2018 (the “Amended Complaint”). The Amended Complaint alleges, among other things, that the Defendants made false and/or misleading statements, as well as failed to disclose material adverse facts about the Company’s business, operations, prospects and performance in violation of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Specifically, the Amended Complaint focuses on the Reassessments. The Amended Complaint purports to be brought on behalf of persons who purchased or otherwise acquired the Company’s securities in the United States during an alleged class period of March 30, 2011 to July 6, 2015.

At a hearing on June 6, 2016, the Court denied the Defendants’ motion to dismiss. A denial of such a motion is not a ruling on the merits of the claims in the lawsuit. Certification of the class was granted by the Court on May 11, 2017. Defendants have filed motions to dismiss the second amended complaint and a hearing is set for November 2018. No trial date is currently set for this matter.

The Company believes the allegations are without merit and intends to vigorously defend against this matter. No amounts have been recorded for any potential liability arising from this matter, as the original Complaints do not specify a quantum of damages and the Company cannot reasonably predict the outcome.

Canadian Shareholder Class Action

By Notice of Action dated August 10, 2016 (as amended September 2, 2016), proposed representative plaintiff Suzan Poirier commenced proceedings pursuant to the Class Proceedings Act (Ontario) in the Ontario Superior Court of Justice against Wheaton Precious Metals Corp., Randy Smallwood, President and Chief Executive Officer and Gary Brown, Senior Vice President & Chief Financial Officer. The statement of claim filed alleges, among other things, misrepresentation pursuant to primary and secondary market civil liability provisions under the Securities Act (Ontario), common law negligence and negligent misrepresentation. The claim focuses on the Reassessments. The statement of claim purports to be brought on behalf of persons who (i) acquired Wheaton common shares in Wheaton’s March 2015 public offering, and (ii) acquired Wheaton common shares in the secondary market, other than in the United States, during an alleged class period of August 14, 2013 to July 6, 2015 inclusive.

The Company believes that the allegations are without merit and intends to vigorously defend against this matter. No amounts have been recorded for potential liability arising from this claim as no value has been specified in the statement of claim and the Company cannot reasonably predict the outcome.

Other

Due to the size, complexity and nature of the Company’s operations, various legal and tax matters are outstanding from time to time. By their nature, contingencies will only be resolved when one or more future events occur or fail to occur. The assessment of contingencies inherently involves the exercise of significant judgment and estimates of the outcome of future events. If the Company is unable to resolve any of these matters favorably, there may be a material adverse impact on the Company’s financial performance, cash flows or results of operations. In the event that management’s estimate of the future resolution of these matters changes, the Company will recognize the effects of the changes in its consolidated financial statements in the appropriate period relative to when such changes occur.